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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: July 27, 2006
                        (Date of earliest event reported)

                                  McAFEE, INC.
               (Exact Name of Registrant as specified in Charter)

            Delaware                    001-31216                 77-0316593
  (State or other Jurisdiction     Commission File No.:       (I.R.S. Employer
       of incorporation)                                     Identification No.)

                               3965 Freedom Circle
                          Santa Clara, California 95054
          (Address of Principal Executive Offices, including zip code)

                                 (408) 346-3832
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION.

         On July 27, 2006, McAfee, Inc. ("McAfee" or the "Registrant") issued a press release announcing its preliminary results for the second quarter ended June 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby furnished and not filed. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained in this Item 2.02 and in the furnished press release shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

        The second quarter results are preliminary because the Registrant (as previously disclosed) is in the process of reviewing its stock option grant practices and related accounting. McAfee believes that, as a result of this review, it is more likely than not that it will restate its previously issued financial results in at least one, and potentially several, prior periods, to reflect additional stock compensation and/or tax related impact. These adjustments could also affect the preliminary results announced in the furnished July 27, 2006 press release, which are presented without taking into account any adjustments or restatements which may be required resulting from the ongoing review of stock option grants.

        As a result of this ongoing review, McAfee anticipates that it will not file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 on a timely basis.

       The unaudited financial information furnished in Exhibit 99.1, including second quarter net earnings and net earnings per share, as well as comparisons of these amounts and related trends between periods, are subject to change when McAfee has completed the review described above. These changes are likely to affect the unaudited financial information included in Exhibit 99.1 and some of these effects may be material. Consequently, McAfee has concluded that its previously filed financial statements and related financial information for the periods presented herein, including any such information included in Exhibit 99.1, should no longer be relied upon. The information furnished in Exhibit 99.1 does not reflect any of the developments relating to the review of prior period option grants.

      Because of the pending review, McAfee is not in a position to timely file its Form 10-Q with the SEC for the second quarter ended June 30, 2006. McAfee will attempt to file its Form 10-Q as soon as it has sufficient certainty as to the impact of these matters on its financial statements. In addition, while McAfee believes that the unaudited financial information included furnished in
Exhibit 99.1 has been prepared in accordance with Generally Accepted Accounting Principles in the United States (GAAP) except for the uncertainties for the above-noted items. McAfee can give no assurance that all adjustments are final and that all adjustments necessary to present its financial information in accordance with GAAP have been identified. Therefore, all results reported in the furnished Exhibit 99.1 should be considered preliminary until McAfee files its quarterly report on Form 10-Q for the second quarter ended June 30, 2006.

      This Form 8-K contains forward-looking statements which include those regarding the possibility that the stock option review could result in a restatement previously issued financial results and the anticipated timing for McAfee's filing of its Form 10-Q for the second quarter of 2006. Actual results could vary perhaps materially and the expected results may not occur. In particular, McAfee may be required to make adjustments to its unaudited preliminary second quarter results, as well to its financial results previously reported for prior periods, as a result of its ongoing investigation into its stock option grant practices. The forward-looking statements contained in this Form 8-K are also subject to other risks and uncertainties, including those more fully described in McAfee's filings with the SEC including its annual report on Form 10-K for the year ended December 31, 2005 and its quarterly reports filed on Form 10-Q.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        (d)    Exhibits

               99.1 Press Release dated July 27, 2006 announcing preliminary second quarter results. (solely furnished and not filed herewith pursuant to Item 2.02)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MCAFEE, INC.


Date: July 27, 2006                             By:  /s/ Eric F. Brown
                                                     ---------------------------
                                                     Eric F. Brown
                                                     Chief Operating Officer and
                                                     Chief Financial Officer

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